   As filed with the Securities and Exchange Commission on October 23, 1998
                                    Registration No. 333-_______________________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                            -----------------------
                           RESTORATION HARDWARE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                   68-0140361
      (State or other jurisdiction         (IRS Employer Identification No.)
   of incorporation or organization)

                             15 KOCH ROAD, SUITE J
                        CORTE MADERA, CALIFORNIA  94925
              (Address of principal executive offices) (Zip Code)

                           ------------------------

                           RESTORATION HARDWARE, INC.
                           1998 STOCK INCENTIVE PLAN
                       1998 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the Plans)

                            -----------------------

                                 STEPHEN GORDON
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           RESTORATION HARDWARE, INC.
                             15 KOCH ROAD, SUITE J
                        CORTE MADERA, CALIFORNIA  94925
                    (Name and address of Agent for service)
                                 (415) 924-1005
         (Telephone number, including area code, of agent for service)

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

==================================================================================================
                                                          Proposed      Proposed
                                         Title of         Maximum        Maximum
            Securities                    Amount          Offering      Aggregate     Amount of
               to be                       to be           Price        Offering     Registration
            Registered                 Registered(1)    per Share(2)    Price(2)         Fee
            ----------                 ----------       ---------       -----            ---

Restoration Hardware, Inc.
1998 Stock Incentive Plan
-------------------------
Common Stock, $.0001 par value       3,287,662 shares     $11.78      $38,728,658.36   $10,766.57

Restoration Hardware, Inc.
1998 Employee Stock Purchase Plan
---------------------------------
Common Stock, $.0001 par value        475,000 shares      $11.78      $ 5,595,500      $ 1,555.55

                                                            Aggregate Filing Fee:      $12,322.12

==================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Restoration Hardware, Inc. 1998 Stock Incentive Plan and 1998 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of the Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1933 Act"), on the basis of the high and low selling prices per share of the Registrant's Common Stock on October 21, 1998, as reported on the Nasdaq National Market.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

         Restoration Hardware, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's Registration Statement No. 333-51027 on Form S-1 filed with the SEC on April 24, 1998, together with the amendments thereto on Forms S-1/A filed with the SEC on June 2, 1998, June 3, 1998, June 15, 1998, June 17, 1998 and June 18, 1998;

         (b) The Registrant's prospectus filed with the SEC on June 19, 1998 under SEC Rule 424(b) in connection with Registrant's Registration Statement No. 333-51027, in which there is set forth the audited financial statements for the Registrant's fiscal year ended January 31, 1998; and

         (c) The Registrant's Quarterly Report on Form 10-Q, as amended, for the fiscal quarters ended August 1, 1998, filed with the SEC on September 15, 1998 and September 23, 1998, respectively; and

         (d) The Registrant's Registration Statement No. 000-24261 on Form 8-A filed with the SEC on May 14, 1998 and amended on June 3, 1998, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities
         -------------------------

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

         Not Applicable.

Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

         The Registrant's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") eliminates, to the fullest extent permitted by Delaware law, liability of a director to the Registrant or its stockholders for monetary damages for conduct as a director. Although liability for monetary damages has been eliminated, equitable remedies such as injunctive relief or rescission remain available. In addition, a director is not relieved of his or her responsibilities under any other law, including the federal securities laws.

         The Registrant's Certificate of Incorporation requires the Registrant to indemnify its directors to the fullest extent permitted by Delaware law. The Registrant has also entered into indemnification agreements with each of the Registrant's directors. The Registrant believes that the limitation of liability provisions in its Certificate of Incorporation and indemnification agreements may enhance the Registrant's ability to attract and retain qualified individuals to serve as directors.

Item 7.  Exemption from Registration Claimed
         -----------------------------------

         Not Applicable.

Item 8.  Exhibits
         --------

Exhibit
Number      Exhibit
-------     -------

   4        Instruments Defining the Rights of Stockholders.  Reference is made to Registrant's Registration Statement No. 000-24261 on Form 8-A,
            together with the exhibits thereto, which is incorporated herein by reference pursuant to Item 3(c).
   5        Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1      Consent of Deloitte & Touche LLP, Independent Auditors.
  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit
            5.
  24        Power of Attorney. Reference is made to page II-4 of this
            Registration Statement.
  99.1      Restoration Hardware, Inc. 1998 Stock Incentive Plan.
  99.2      Form of Notice of Grant.
  99.3      Form of Stock Option Agreement.
  99.4      Form of Addendum to Stock Option Agreement (Limited Stock
            Appreciation Rights).
  99.5      Form of Addendum to Stock Option Agreement (Involuntary Termination
            Following Change in Control).
  99.6      Form of Stock Issuance Agreement.
  99.7      Form of Addendum to Stock Issuance Agreement.
  99.8      Form of Automatic Stock Option Agreement.
  99.9      Form of Notice of Grant for Automatic Stock Option (Initial).
  99.10     Form of Notice of Grant for Automatic Stock Option (Annual).
  99.11     Restoration Hardware, Inc. 1998 Employee Stock Purchase Plan.
  99.12     Form of Stock Purchase Agreement.
  99.13     Form of Enrollment/Change Form.


Item 9.  Undertakings
         ------------

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
                                            --------
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1998 Stock Incentive Plan and/or 1998 Employee Stock Purchase Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corte Madera, State of California on this 21st day of October, 1998.

                              RESTORATION HARDWARE, INC.


                              By: /s/Stephen Gordon
                                  ------------------------------------------
                                    Stephen Gordon
                                    Chairman of the Board and
                                    Chief Executive Officer


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL PERSONS BY THESE PRESENTS:

          That the undersigned officers and directors of Restoration Hardware, Inc., a Delaware corporation, do hereby constitute and appoint Stephen Gordon and Thomas Low and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                                     Date
---------                  -----                                     ----


/s/Stephen Gordon          Chairman of the Board and       October 21, 1998
------------------------   Chief Executive Officer
Stephen Gordon             (Principal Executive Officer)


/s/Thomas Christopher      Director, President and         October 21, 1998
------------------------   Chief Operating Officer
Thomas Christopher

Signature                  Title                                     Date
---------                  -----                                     ----


/s/Thomas Low              Chief Financial Officer,        October 21, 1998
------------------------   Senior Vice President and
Thomas Low                 Secretary (Principal Financial
                           and Accounting Officer)


/s/Robert Camp             Director                        October 21, 1998
------------------------
Robert Camp


/s/Raymond Hemmig          Director                        October 21, 1998
------------------------
Raymond Hemmig


/s/Michael Lazarus         Director                        October 21, 1998
------------------------
Michael Lazarus


/s/Marshall Payne          Director                        October 21, 1998
------------------------
Marshall Payne


/s/Damon Ball              Director                        October 21, 1998
------------------------
Damon Ball


/s/David Ferguson          Director                        October 21, 1998
------------------------
David Ferguson

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number           Exhibit
-------          -------

   4        Instruments Defining the Rights of Stockholders.  Reference is made to Registrant's Registration Statement No. 000-24261 on Form 8-A,
            together with the exhibits thereto, which is incorporated herein by reference pursuant to Item 3(c).
   5        Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1      Consent of Deloitte & Touche LLP, Independent Auditors.
  23.2      Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit
            5.
  24        Power of Attorney. Reference is made to page II-4 of this
            Registration Statement.
  99.1      Restoration Hardware, Inc. 1998 Stock Incentive Plan.
  99.2      Form of Notice of Grant.
  99.3      Form of Stock Option Agreement.
  99.4      Form of Addendum to Stock Option Agreement (Limited Stock
            Appreciation Rights).
  99.5      Form of Addendum to Stock Option Agreement (Involuntary Termination
            Following Change in Control).
  99.6      Form of Stock Issuance Agreement.
  99.7      Form of Addendum to Stock Issuance Agreement.
  99.8      Form of Automatic Stock Option Agreement.
  99.9      Form of Notice of Grant for Automatic Stock Option (Initial).
  99.10     Form of Notice of Grant for Automatic Stock Option (Annual).
  99.11     Restoration Hardware, Inc. 1998 Employee Stock Purchase Plan.
  99.12     Form of Stock Purchase Agreement.
  99.13     Form of Enrollment/Change Form.